Condensed Consolidated Statements of Operations (Unaudited) - USD ($)	6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Income Statement [Abstract]
NET REVENUE	$ 1,166,425	$ 7,499,540
COST OF REVENUE	(1,015,769)	(5,800,663)
GROSS PROFIT	150,656	1,698,877
OPERATING EXPENSES
Sales and Marketing Expenses	(414,750)	(1,528,278)
General and Administrative Expenses	(5,122,188)	(1,126,347)
Research and Development Expenses	(172,437)	(271,925)
Total operating expenses	(5,709,375)	(2,926,550)
LOSS FROM OPERATIONS	(5,558,719)	(1,227,673)
Other Income, net	28,647	10,409
LOSS BEFORE INCOME TAX	(5,530,072)	(1,217,264)
Provision for Income Taxes
NET LOSS	(5,530,072)	(1,217,264)
Less: net loss attributable to non-controlling interest	(24,926)
OTHER COMPREHENSIVE LOSS
Foreign Currency Translation Adjustment	(991,133)	176,491
TOTAL COMPREHENSIVE LOSS	$ (6,521,205)	$ (1,040,773)
LOSS PER SHARE – BASIC AND DILUTED	$ (0.17)	$ (0.04)
WEIGHTED AVERAGE SHARES OUTSTANDING – BASIC AND DILUTED	39,376,394	25,000,000